Rani Therapeutics and ProGen Collaboration June 24, 2024 Exhibit 99.1

This presentation and the accompanying oral statements contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act, including statements regarding collaboration between Rani Therapeutics Holdings, Inc. (“Rani,” “we,” “us,” or “our”) and ProGen Co., Ltd., estimated obesity market size, product development and clinical trials, product potential of oral biologics, including RT-114, the regulatory environment, certain business strategies, capital resources, or operating performance. Forward-looking statements are based on information available at the time those statements are made or on management's good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. These risks and uncertainties include our future financial performance, including risks inherent in the preclinical and clinical development process and the regulatory approval process, the risks and uncertainties in commercialization and gaining market acceptance, the commercial potential of oral biologics including RT-114, our ability to complete development of the RaniPill® HC or any redesign and conduct additional preclinical and clinical studies of the RaniPill® HC or any future design of the RaniPill® to accommodate higher target payloads, the risks associated with protecting and defending our patents or other proprietary rights, the risk that our proprietary rights may be insufficient to protect our product candidates, the risk that we will be unable to obtain necessary capital when needed on acceptable terms or at all, our ability to enter into strategic partnerships and to achieve the potential benefits of such partnerships, including our collaboration with ProGen Co., Ltd., competition from other products or procedures, our reliance on third-parties to conduct our clinical and non-clinical trials, non-clinical and any future commercial supplies of our product candidates, our expectations regarding customer demand for our product candidates, increased regulatory requirements and other factors that are set forth in our filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and our other public filings made with the SEC and available at www.sec.gov. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “may,” “potential,” “should,” “primed,” “opportunity,” or “target,” or the negative of these terms or other comparable terminology. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Except as required by law, Rani does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation and the accompanying oral statements contain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or the right of the applicable licensor to these trademarks and tradenames. Rani Forward-Looking Statements

This presentation and the accompanying oral statements contain forward-looking statements that are based on the current expectations and beliefs of ProGen Co., Ltd. (“ProGen”). This presentation and the accompanying oral statements regarding matters that are not historical facts, including, but not limited to, statements relating to the potential for clinical efficacy, potency, and tolerability of ProGen’s products; the potential for conducting and successfully completing clinical trials, translation of preclinical and non-human data to the clinical and human contexts, obtaining favorable trial results, conducting later-phase trials, obtaining regulatory approval of product candidates for sale, successfully commercializing product candidates, and improving the treatment for more patients; the types of diseases that might be treated by ProGen products; the successful prediction of patient responses and efficacious doses; and the preferability of ProGen products to others available are forward-looking statements. These forward-looking statements are based on management’s expectations and assumptions as of the date of such statements and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, without limitation, the uncertainty of success in research and development activities; risks related to clinical trials, including potential delays, safety issues, or negative results; competition from alternative therapies; the risk that ProGen may not be able to maintain and enforce its intellectual property; the risk that product candidates may not be successfully commercialized or adopted; the availability of financing; and risks related to the recruitment and retention of key employees, fluctuating markets and economic conditions, health care reform, prices, and reimbursement rates. The forward-looking statements in this presentation and the accompanying oral statements speak only as of the date of such statements, and ProGen undertakes no obligation to update or revise any of the statements. ProGen cautions investors not to place considerable reliance on the forward-looking statements contained in this presentation and the accompanying oral statements. Rani - Confidential ProGen Disclaimer

Today’s Agenda 01 Rani Therapeutics and Progen Introduction & Deal Overview 02 Obesity Strategy 03 Overview of Rani’s Technology Platform 04 Overview of PG-102 05 RT-114 / RPG-102 (Obesity) 06 Q&A

Presenters Talat Imran Chief Executive Officer, Rani Therapeutics >15 years experience in Healthcare Venture capitalist for several Silicon Valley healthcare funds Jong Gyun Kim, PhD Chief Executive Officer, ProGen >30 years of extensive experience in pharmaceutical industry R&D and strategic planning for drug development across multiple therapeutic areas

Leadership Team Mir Hashim, PhD Chief Scientific Officer, Rani Therapeutics Jesper Høiland, Strategic Advisor, Rani Therapeutics Kyung-Hwa Son, PhD Chief Development Officer, Progen Sae Won Kim, PhD Chief Scientific Officer, Progen

Our mission at Rani is to end painful injections for the millions of patients suffering from chronic diseases Rani Therapeutics NASDAQ: RANI Clinical-stage biotech focused on Oral Delivery of Biologic Drugs with Bioavailability Comparable to Parenteral Products TECHNOLOGY: RaniPill 200 µL Capacity (20-40mgs*) Liquid Drug Formulation PIPELINE: Programs across a variety of high value indications, including obesity, psoriasis, and osteoporosis DISCOVERY: Broad applicability across Nanobodies, Hemophilia, Bispecific MABs, Fertility, Genetic Medicine *Dependent on drug concentration ** As of May 4, 2024 IP: 472 Granted Patents and Pending Applications, 262 Granted Patents**

Rani's Strategic Vision in the 50 / 50 Partnership with ProGen

Rani THERAPEUTICS | RaniPill + ProGen | **PG-102** *GLP-1/GLP-2*

Rani	ProGen
Drug-agnostic oral delivery platform for biologics	Long-acting Fc fusion platform for multivalent agonists
Differentiated oral delivery mechanism, with bioavailability comparable to SubQ injection	Differentiated anti-obesity mechanism, with preclinical data showing improved body composition compared with Tirzepatide
Clinically demonstrated equivalent PD to SubQ delivery of GLP-1 through Rani route of administration – at the same dose	Clinically demonstrated favorable safety and differential PK profiles
Versatile delivery platform with broad applicability to address significant opportunities across large market indications in immunology, endocrinology, and beyond	Versatile metabolic benefits with broad applicability to address significant opportunities across broad market indications including T2D, MAFLD/MASH and CVD

Deal Rationale:

- ✓ Targeting optimized delivery + optimized therapeutic
- ✓ Differentiated oral, low dose, convenient once-weekly GLP-1 / GLP-2 agonist, with potential to preserve lean mass & improve nutrient absorption
- ✓ Validating preclinical and clinical data

Rani THERAPEUTICS

8

Rani / ProGen Deal Structure

Rani and ProGen have entered into a collaboration agreement for the development and commercialization of a RaniPill capsule containing PG-102 (GLP-1 / GLP-2 dual agonist) for weight management (including obesity).

Deal Structure

- **No upfront payment**
- Co-Development Deal
- 50/50 WW revenue and cost share
- Development initially focused on major markets

Commercial Rights

- Rani holds exclusive rights to commercialize in the US, Europe, UK, Canada and Australia
- ProGen holds exclusive rights to commercialize in rest of world
- Each party has the right to sublicense within its territories

Manufacturing

- ProGen manufactures the drug substance
- Rani manufactures the drug product

Rani THERAPEUTICS

ProGen

9

Obesity Strategy

Obesity is a Fast-Growing Market; Potential for Oral Options to Play an Important Role * Why the anti-obesity drug market could grow to $100 billion by 2030, Goldman Sachs published 30 Oct 2023 ** Data aggregated from two third-party surveys commissioned by Rani of U.S. patients (in 2017 for Humira and basal insulin and 2021 for other products). Patients surveyed (n=1,689) were aged 18 years or older and presently used one of Prolia, Humira, basal insulin, Stelara, Cosentyx, Entyvio, Simponi, or Evenity as an injectable biologic to treat a condition. 2023 2030 Anti-Obesity Medications Market * $6B, still in early stages Forecasted to reach $100B by 2030 16x increase 64%-88% of patients with injection regimens of daily to every 6 months Across various therapeutic areas, patients prefer daily pill over current injection regimen **

RaniPill Delivery Technology May Solve for the Shortcomings of Current Orals in Development

Low Bioavailability	High API Cost & Supply Chain Issues	Restrictive Administration Requirements	Inconvenient Dosing Regimen	Tolerability Risk
*Oral chemistry-based formulations demonstrate **bioavailability as low as <1%*** [1]	*Extremely high doses to reach therapeutic effectiveness* ▪ Novo's Oral semaglutide **350mg** per week vs Wegovy **2.4 mg** injectable dose (145x higher dose) [2] ▪ Novo's Oral amycretin and Viking's oral GLP-1/GIP may require **280-350 mg of API/week** to compete [3]	*Restrictive pre-treatment requirements can impact efficacy and patient adherence* ▪ Rybelsus (oral semaglutide) patients instructed to take drug **in fasted state** as it may increase absorption [4] ▪ Rybelsus clinical success rate 67% [5]	*BID or daily dosing often required to reach therapeutic serum concentrations*	*Twice-daily Danuglipron (small molecule) **discontinued** due to **tolerability issues** and **discontinuation rates*** [6]

RaniPill Potential Advantages

✓	✓	✓	✓	✓
Significantly better bioavailability than other oral biologic technologies	Significantly less API amount and cost needed than current orals in development	No evidence of food effect so may avoid restrictive administration requirements	Can dose infrequently compared to other orals (weekly or monthly)	Can dose more frequently than SC to limit tolerability issues

Rani THERAPEUTICS ProGen 12

Clear Opportunity in Obesity Landscape for RT-114/RPG-102 [7]



Max API Dose per Week
INJECTABLE
ORAL
Frequency of Administration
BID
Daily
Weekly
Monthly
<5mg
15mg
200mg
500+mg
Liraglutide (Approved)
Semaglutide (approved)
Pemvidutide (Ph2)
Survodutide (Ph2)
Mazdutide (Ph2)
Dapiglutide (Ph2)
Tirzepatide (approved)
VK2735 (Ph2)
RaniPill + PG-102
Only Convenient, Oral, Low Dose Option
MariTide (Ph2)
Oral Peptides
VK2735 (Ph1)
Oral Semaglutide (Ph3)
Oral Amycretin (Ph1)
Small Molecules
Orfoglipron (Ph2)
GSBR1290 (Ph1)
Danuglipron
Ph2 dose = 40-200mg BID (discontinued)

13

Overview of Rani’s Technology Platform

RaniPill Development Progress and Safety 15 Molecules Assessed antibodies, peptides, and large proteins delivered with high bioavailability 60-Day GLP Study completed with no clinical findings 3 Phase 1 Studies* completed 233 RaniPill Capsules administered to 146 humans >7000 Capsules tested in vitro & in vivo Preclinical Clinical Well-Tolerated with No Serious Adverse Events Observed in Clinical Studies Completed to Date 7-Day Repeat Dose Study completed * As of 3/1/24; clinical studies with solid-dosage form

Demonstrated Equivalent PD to SC through Rani Route of Administration – *At Same Dose*

Objective
- To evaluate the PK-PD profiles of Triagonist (a unimolecular incretin agonist for GLP-1, GIP and Glucagon receptors) in Beagle dogs delivered SC or via endoscopically guided transenteric injection (to mimic the Rani route of administration)

Subjects
- Beagles, adult male, 11 - 13 kg, Total N=10

Test Groups
- Group 1 Transenteric (N=5): Triagonist, 0.12mg/kg (0.05ml/kg) injected via endoscopic access
- Group 2 SC (N=5): Triagonist, 0.12mg/kg (0.04ml/kg) injected subcutaneously

Protocol
- All animals were dosed after an overnight fast
- Over 2 weeks, fasted body weights were taken, and blood samples were serially collected for tracking serum drug concentrations and various PD & safety biomarkers



Δ Body Weight (%)
Group 1
Group 2
Δ Body Weight (%)
0
-2
-4
-6
-8
-10



Δ Serum Cholesterol (%)
Group 1
Group 2
Δ Cholesterol (%)
0
-5
-10
-15
-20
-25



Δ Serum Triglycerides (%)
Group 1
Group 2
Δ Triglycerides (%)
0
-10
-20
-30
-40
-50
-60

Group 1: Endoscopic
Group 2: SC

Data from preclinical study conducted by Rani using third party triagonist molecule

All data are Means ± SE

Rani THERAPEUTICS 16

Rani Has Demonstrated Bioavailability Comparable to Subcutaneous Injection in Preclinical and Clinical Studies Biotherapeutic Mean RaniPill Relative Bioavailability Compared to SC* Ustekinumab Biosimilar 91-159% Dupilumab 89-102% Adalimumab Biosimilar 93-103% FSH alpha/Gonal-F 110-146% Exenatide 80% * Data from preclinical head-to-head studies conducted by Rani. PK Profiles of Single Doses of RT-111 (Oral Ustekinumab Biosimilar) vs SC Stelara® Injection Data shown are Mean ± SE, SC = Subcutaneous injection

Overview of PG-102

Our Mission at Progen is to Improve Patients’ Quality of Life with Longer-acting Protein Therapeutics Progen KONEX: 296160 PIPELINE: PG-102 for Obesity & T2D (Phase 1) Bispecific ADCs for Autoimmune diseases & cancer TECHNOLOGY: Multi-specific Fc fusion protein Long-acting injectables NTIG® (Neo Tri-ImmunoGlobulin) ProGen Clinical-stage Biotech Company Developing Next Generation Long-acting, Multi-specific Fusion Protein Therapeutics

Rani - Confidential PG-102: Long Acting, Bispecific GLP-1/GLP-2 Dual Agonist for the Treatment of Obesity Bispecific GLP-1/GLP-2, with optimized ratio biased toward GLP-1 Heterodimeric Fc Fusion Protein  Prolonged Half-Life

PG-102: An Experimentally-optimized, Biased Agonist Biased agonism provided better weight management & glycemic control Normal mouse model (Q2D, SC)

Phase 1a SAD Results Show Good Tolerability TEAEs PG-102 Placebo 5 mg 15 mg 30 mg 60mg Decreased appetite 0 0 1 (12.5%) 2 (25%) 2 (25%) Nausea 0 0 0 0 3 (37.5%) Diarrhea 1 (12.5%) 0 0 0 0 Vomiting 0 0 0 0 1 (12.5%) Dyspepsia 0 1 (12.5%) 0 2 (25%) 2 (25%) Constipation 1 (12.5%) 0 0 1 (12.5%) 0 Summary of treatment-emergent adverse events (during 28-day period, Phase 1 SAD) Target Population Healthy Subject Administration Single Dosing Regimen PG-102 vs Placebo Primary Endpoint Safety / Tolerability / PK N= 8 Subjects per Group Safety and Tolerability are a main concern with metabolic therapies due to high discontinuation rates Potentially No Need to Titrate to High Dose

RT-114 / RPG-102 (Obesity) Differentiation, Dosing and Development

PG-102 Reduces Body Weight & Improves Body Composition (DIO mice)

Improvement of body composition (fat vs. lean mass loss), under similar weight loss condition (vs. Tirzepatide)



Change in body weight (%)
5
0
-5
-10
-15
-20
-25
-30
0 2 4 6 8 10 12 14
Days after treatment start
**
**
Control
HFD vehicle
Dapiglutide (30 nmol/kg)
Tirzepatide (15 nmol/kg)
PG-102 (30 nmol/kg)
PG-102 (60 nmol/kg)



Change in body composition (%)
20
0
-20
-40
-60
-80
4.1-fold
6.4-fold
2.2-fold
2.9-fold
+1.6
-1.8
-41.6
-10.1
-53.4
-8.4
-11.2
-5.0
-44.2
-15.2
HFD vehicle
PG-102 (30 nmol/kg)
PG-102 (60 nmol/kg)
Dapiglutide (30 nmol/kg)
Tirzepatide (15 nmol/kg)
Fat mass loss
Lean mass loss

**p<0.01. Data are shown in ±SEM.
DIO=diet-induced obesity; HFD=high fat diet; SEM=standard error of the mean; VAT=visceral adipose tissue; SAT=subcutaneous adipose tissue
Source: Timothy Oh et al., The Effect of Bispecific GLP-1R/GLP-2R Agonist Compared with Dual GLP-1R/GLP-2R Agonist and Dual GLP-1R/GIPR Diet-Induced Obesity Mouse Model. Presentation at the 83rd ADA Annual Meeting.; †Jastreboff AM et al., N Engl J Med. 2022 Jul 21;387(3):205-216

ProGen

25

PG-102 Demonstrated Greater Glycemic Control vs Semaglutide, Tirzepatide and Retatrutide (db/db mice) **p<0.01. Data are shown in ±SEM. Source: Sae Won Kim et al., PG-102, a bivalent GLP-1R/GLP-2R agonist, protects b-cell mass and enhances glycemic control in obese db/db mice, showing superiority over semaglutide, tirzepatide, and retatrutide. Presentation at the 84th ADA Annual Meeting At the same dosage level (30 nmol/kg), PG-102 exerts greater glycemic control than semaglutide, tirzepatide and retatrutide

PG-102: Pharmacokinetic Profile

PG-102 shows longer T_{max} & higher AUC_{last} → Tolerability & persistence ↑



GLP-1
GLP-1
Lilly
vs.
GLP-1
GLP-2
ProGen



Albumin
Lilly
vs.
GLP-1
GLP-2
ProGen

PK profile (PG-102 vs Dulaglutide[1])



PG-102 (5 mg)
PG-102 (15 mg)
Dulaglutide (3 mg)
Dulaglutide (6 mg)
Concentration (ng/mL)
1000
100
10
1
0
48
96
144
192
240
288
336
384
432
480
528
576
624
672
720
Time (hr)

PK profile (PG-102 vs Tirzepatide[2])



PG-102 (15 mg)
PG-102 (30 mg)
Tirzepatide (5 mg)
Tirzepatide (15 mg)
* Tirzepatide 15 mg: predicted values
Concentration (ng/mL)
2000
1500
1000
500
0
0
48
96
144
192
240
288
336
Time (hr)

ProGen

Poster presentation at the 84th ADA Annual Meeting (June 21-24, 2024, Orlando).
1859-LB: PG-102, a novel bispecific GLP-1R/GLP-2R Fc-fused agonist—Data on safety, tolerability, and pharmacokinetics (PK) in single ascending dose trial in healthy subjects
1. . FDA review: Clinical Pharmacology and Biopharmaceutics Review(s): 125469Orig1s000. 2. Center for Drug Evaluation and Research Application Number: 215866Orig1s000, Clinical Pharmacology Reviews.

27

Association between Tmax & Up-titration Long Tmax may obviate need of up-titration * Nauck MA et al. Mol Metab. 2021 Apr:46:101102. BID=twice a day; qd=once daily; qw=once weekly 0 6 12 18 24 48 72 96 Time after injection (or oral administration) (h)* Time to reaching maximum plasma concentrations after injection or oral administration2 Liraglutide qd Lixisenatide qd Exenatide bid Oral semaglutide qd* Albiglutide qw Semaglutide sc qw Dulaglutide qw 0 Exenatide bid Lixisenatide qd Liraglutide qd Semaglutide sc Oral Semaglutide Dulaglutide qw Albiglutide qw 10 mg qd 20 mg qd 5 mg bid 10 mg bid 3 mg qd 7 mg qd 14 mg qd 0.6 mg 1.2 mg 1.8 mg qd 0.25 mg qw 0.50 mg qw 1.00 mg qw 1.5 mg qw 30 mg qw 2 4 6 8 10 12 Time after initiating treatment (weeks)* PG-102

RT-114/RPG-102 Target Dosing  Once a Week Oral Dosing Key Benefits Targeted: No painful injections  Potential for better tolerability with more frequent, smaller doses than injectable Tighter banding of serum concentrations Potential for less frequent administration than oral competitors  Other orals expected to require daily or BID dosing Potentially no dose titration required  Less API required compared to chemistry based oral approaches Total of 52 pills per year per patient  Potential for Monthly Dosing

Clear Opportunity in Obesity Landscape for RT-114/RPG-102 [7]


Max API Dose per Week
INJECTABLE
ORAL
Frequency of Administration
BID
Daily
Weekly
Monthly
<5mg
15mg
200mg
500+mg
Semaglutide (approved)
Pemvidutide (Ph2)
Survodutide (Ph2)
Mazdutide (Ph2)
Dapiglutide (Ph2)
Liraglutide (Approved)
Tirzepatide (approved)
VK2735 (Ph2)
RaniPill + PG-102
Only Convenient, Oral, Low Dose Option
MariTide (Ph2)
Oral Peptides
VK2735 (Ph1)
Oral Semaglutide (Ph3)
Oral Amycretin (Ph1)
Small Molecules
Orfoglipron (Ph2)
GSBR1290 (Ph1)
Danuglipron
Ph2 dose = 40-200mg BID (discontinued)

Rani THERAPEUTICS
ProGen
30

Expected Clinical Development Timeline for RT-114/RPG-102

2025	2026
Phase 1A and 1C	Phase 2a Obesity (12 weeks treatment)

Study Phase	1A	1C
Study Population	HV (BMI 18-30 kg/m^2)	Obese (non-diabetic) (BMI 30-39.9 kg/m^2)
Sample Size	30	40
Design	Open-label	Open-label
Objective(s)	▪ Safety (TEAEs & SAEs) ▪ PK ▪ BA ▪ PD marker	▪ Safety (TEAEs & SAEs) ▪ PK ▪ PD (% change in BW, lipids, glucose, insulin, C-peptide, glucagon)
Dose group(s)	▪ RaniPill 15 mg (N=10) ▪ RaniPill 30 mg (N=10) ▪ SC Injection 15 mg (N=10)	▪ Placebo (N=15) QW ▪ RaniPill XX mg (N=15) QW ▪ RaniPill XX mg (N=15) QM/Q2W
Treatment period (F/U)	Single ascending dose - 4 weeks F/U	Repeat Doses 4-7 weeks - 4 weeks F/U
Study duration	4-5 months	6-9 months

**XX - Doses TBD based on ProGen Data and discussion*

Rani THERAPEUTICS

ProGen

31

Potential Differentiation of RT-114/RPG-102  Efficacy Potential greater fat mass loss & less lean mass loss than competitors Potential for improved nutrient absorption and nutritional status Safety Potential less GI side effects (nausea, vomiting, diarrhea) Eliminate injection site reactions Reduce risk of off-target effects compared to oral small molecules  Potential to improve tolerability without needing to titrate dosing Convenience Long-acting and oral dosing Potential for weekly or monthly dosing Do not anticipate food impact or mealtime restrictions  COGS Less API required than chemistry-based oral options due to similar bioavailability to SC injections Expect competitive commercial COGS

Q&A

[1]  Rybelsus U.S. prescribing information, Pharmacokinetics. [2]  For Wegovy, see U.S. prescribing information, Dosage and Administration. For oral semaglutide, Oral semaglutide 50 mg taken once per day in adults with overweight or obesity (OASIS 1): a randomised, double-blind, placebo-controlled, phase trial, Prof Filip K Knop, MD, The Lancet, 25 Jun 2023. [3] For oral amycretin, Novo Nordisk's oral amycretin outshines Wegovy in early obesity study, Anna Bratulic, FirstWord PHARMA, 07 Mar 2024. For VK2735 oral, Viking Therapeutics Announces Results from Phase 1 Clinical Trial of Oral Tablet Formulation of Dual GLP-1/GIP Receptor Agonist VK2735, Viking Therapeutics press release, 26 Mar 2024. [4]  Rybelsus U.S. prescribing information, Indications and Usage. [5]  Granhall et al, Clinical Pharmacokinetics (2019) 58:781–791 2019. In single dose study of oral semaglutide, highest percentage of subjects with measurable semaglutide plasma concentrations among dose groups was 66.7% (16/24).  [6]  Pfizer to discontinue twice-daily weight loss pill due to high rates of adverse side effects, Annika Kim Constantino, CNBC, Health and Science, 01 Dec 2023 6:45am EST, updated 01 Dec 2023 4:22pm EST. [7]  For Danuglipuron, Pfizer Announces Topline Phase 2b Results of Oral GLP-1R Agonist, Danuglipron, in Adults with Obesity, Pfizer press release, 01 Dec 2023. For VK2735 subcutaneous, Viking Therapeutics Announces Positive Top-Line Results from Phase 2 VENTURE Trial of Dual GLP-1/GIP Receptor Agonist VK2735 in Patients with Obesity, Viking Therapeutics press release, 27 Feb 2024. For VK2735 oral, Viking Therapeutics Announces Results from Phase 1 Clinical Trial of Oral Tablet Formulation of Dual GLP-1/GIP Receptor Agonist VK2735, Viking Therapeutics press release, 26 Mar 2024. For oral amycretin, Novo Nordisk's oral amycretin outshines Wegovy in early obesity study, Anna Bratulic, FirstWord PHARMA, 07 Mar 2024. For Orfoglipron, Daily Oral GLP-1 Receptor Agonist Orfoglipron for Adults with Obesity, N Engl J Med 2023; 389:877-888, 23 Jun 2023. For Mazdutide, A phase 2 randomised controlled trial of mazdutide in Chinese overweight adults or adults with obesity, Linong Ji, Nature Communications, 14 Dec 2023. For Survodutide, Glucagon and GLP-1 receptor dual agonist survodutide for obesity: a randomised, double-blind, placebo-controlled, dose-finding phase 2 trial, Prof Carel W. le Roux, The Lancet, 05 Feb 2024. For liraglutide, see Victoza U.S. prescribing information, Dosage and Administration. For oral semaglutide, Oral semaglutide 50 mg taken once per day in adults with overweight or obesity (OASIS 1): a randomised, double-blind, placebo-controlled, phase 3 trial, Prof Filip K Knop, MD, The Lancet, 25 Jun 2023. For Dapiglutide, Dapiglutide, a Once-Weekly GLP-1R/GLP-2R Dual Agonist, Was Safe and Well Tolerated and Showed Dose-Dependent Body Weight Loss over Four Weeks in Healthy Subjects, Minna B. Olsen, Diabetes, 01 Jun 2022. For MariTide, Amgen's obesity drug takes the weight off and may keep it off, too, early data suggest, Helen Floersh, FierceBiotech, 7 Feb 2024. For semaglutide (approved), see Wegovy U.S. prescribing information, Dosage and Administration. For pemvidutide, Altimmune Announces Positive Topline Results From MOMENTUM 48-Week Phase 2 Obesity Trial Of Pemvidutide, Altimmune press release, 30 Nov 2023. For Tirzepatide, see Zepbound U.S. prescribing information, Dosage and Administration. For GSBR1290, Structure Therapeutics Announces Positive Results from Phase 1b Clinical Study of Oral GLP-1 Receptor Agonist GSBR- 1290 and Provides Program Update, Structure Therapeutics press release 29 Sep 2023. References